                              LETTER OF TRANSMITTAL
                        To Tender Shares of Common Stock
                                       of
                          FOX & HOUND RESTAURANT GROUP
                        Pursuant to the Offer to Purchase
                              dated January 6, 2006
                                       of
                             NPSP ACQUISITION CORP.
                          a wholly-owned subsidiary of
                              F&H ACQUISITION CORP.
________________________________________________________________________________

     THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK
     CITY TIME, ON MONDAY, FEBRUARY 6, 2006, UNLESS THE OFFER IS EXTENDED.
________________________________________________________________________________
                        THE DEPOSITARY FOR THE OFFER IS:

                       [LOGO] American Stock Transfer
                              & Trust Company

       BY MAIL OR OVERNIGHT COURIER:                           BY HAND:

  American Stock Transfer & Trust Company       American Stock Transfer & Trust Company
             Operations Center                      Attn: Reorganization Department
      Attn: Reorganization Department                       59 Maiden Lane
              6201 15th Avenue                              Concourse Level
             Brooklyn, NY 11219                           New York, NY 10038

      ALL QUESTIONS  REGARDING  THE OFFER SHOULD BE DIRECTED TO THE  INFORMATION
AGENT,  MACKENZIE  PARTNERS,  INC., AT ITS ADDRESS AND  TELEPHONE  NUMBER AS SET
FORTH ON THE BACK COVER PAGE OF THE OFFER TO PURCHASE.

      DELIVERY OF THIS  LETTER OF  TRANSMITTAL  TO AN ADDRESS  OTHER THAN AS SET
FORTH ABOVE FOR THE  DEPOSITARY,  OR TRANSMISSION OF INSTRUCTIONS TO A FACSIMILE
NUMBER OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

      THIS LETTER OF TRANSMITTAL AND THE INSTRUCTIONS  ACCOMPANYING  THIS LETTER
OF  TRANSMITTAL  SHOULD BE READ  CAREFULLY  BEFORE THIS LETTER OF TRANSMITTAL IS
COMPLETED.

=====================================================================================================================
                                              DESCRIPTION OF SHARES TENDERED
=====================================================================================================================
   NAME(S) AND ADDRESS(ES) OF REGISTERED  HOLDER(S)                              SHARES TENDERED
(PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S) APPEAR(S)ON      (PLEASE ATTACH ADDITIONAL SIGNED LIST, IF NECESSARY)
                  SHARE CERTIFICATE(S))
============================================================================================================================
                                                                              TOTAL NUMBER OF
                                                                                  SHARES               NUMBER OF
                                                             CERTIFICATE      REPRESENTED BY            SHARES
                                                             NUMBER(S)(1)     CERTIFICATE(S)(1)        TENDERED(2)
                                                           =================================================================

                                                           =================================================================

                                                           =================================================================

                                                           =================================================================

                                                           =================================================================

                                                           =================================================================
                                                           TOTAL SHARES
============================================================================================================================
                                                           (1)   Need not be completed by stockholders tendering by
                                                                 book-entry transfer.
                                                           (2)   Unless  otherwise  indicated,  it will be  assumed
                                                                 that all Shares  represented  by any  certificates
                                                                 delivered to the  Depositary  are being  tendered.
                                                                 See Instruction 4.

                                                            1

      This  Letter  of  Transmittal  is to be  used  if  certificates  are to be forwarded  herewith  or,  unless an Agent's  Message (as defined in the Offer to
Purchase) is utilized, if delivery of Shares (as defined below) is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company, the  Book-Entry  Transfer  Facility,  pursuant  to the  procedures  set forth in
Section 3 of the Offer to Purchase.

      Holders of outstanding  shares of common stock,  par value $0.01 per share
(the "Shares"),  of Fox & Hound Restaurant  Group,  whose  certificates for such
Shares are not immediately available or who cannot deliver such certificates and all other required  documents to the Depositary on or prior to the expiration of the offer,  or who cannot  complete the procedure for  book-entry  transfer on a timely  basis,  must tender their Shares  according to the  guaranteed  delivery procedure set forth in Section 3 of the Offer to Purchase.  See  Instruction  2.
Delivery of documents to the  Book-Entry  Transfer  Facility does not constitute delivery to the Depositary.

                     NOTE: SIGNATURES MUST BE PROVIDED BELOW
                 PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY

|_|   CHECK HERE IF SHARE  CERTIFICATES  HAVE BEEN  MUTILATED,  LOST,  STOLEN OR
      DESTROYED, SEE INSTRUCTION 9.

|_|   CHECK HERE IF TENDERED SHARES ARE BEING  DELIVERED BY BOOK-ENTRY  TRANSFER
      TO THE  DEPOSITARY'S  ACCOUNT  AT THE  BOOK-ENTRY  TRANSFER  FACILITY  AND
      COMPLETE THE FOLLOWING:

      Name of Tendering Institution____________________________________________

      Account Number___________________________________________________________

      Transaction Code Number__________________________________________________

|_|   CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED  PURSUANT TO A NOTICE OF
      GUARANTEED  DELIVERY  PREVIOUSLY  SENT TO THE  DEPOSITARY AND COMPLETE THE
      FOLLOWING:

      Name(s) of Tendering Stockholder(s)______________________________________

      Date of Execution of Notice of Guaranteed Delivery_________________, 20__

      Name of Institution which Guaranteed Delivery____________________________

      If delivery is by book-entry transfer:

      Name of Tendering Institution____________________________________________

      Account Number___________________________________________________________

      Transaction Code Number__________________________________________________

Ladies and Gentlemen:

      The  undersigned  hereby  tenders to NPSP  Acquisition  Corp.,  a Delaware corporation  (the  "Purchaser") and a wholly owned subsidiary of F&H Acquisition
Corp., a Delaware corporation,  the above-described  shares of common stock, par value  $0.01  per share  (the  "Shares"),  of Fox & Hound  Restaurant  Group,  a
Delaware  corporation  (the  "Company"),  pursuant to the  Purchaser's  offer to purchase all outstanding  Shares at $15.50 per Share, net to the seller in cash, upon the terms and subject to the  conditions set forth in the Offer to Purchase dated  January 6, 2006,  receipt  of which is hereby  acknowledged,  and in this
Letter of  Transmittal  (which,  together  with any  amendments  or  supplements thereto,  collectively  constitute  the  "Offer").  The Offer  expires  at 12:00
Midnight,  New York City time, on Monday,  February 6, 2006,  unless extended as described in the Offer to Purchase (as extended,  the  "Expiration  Date").  The
Purchaser  reserves  the right to transfer  or assign,  in whole or from time to time in part,  to one or more of its  affiliates  the right to  purchase  Shares tendered  pursuant to the Offer,  but any such transfer or  assignment  will not relieve the  Purchaser  of its  obligations  under the Offer or  prejudice  your rights to receive payment for Shares validly tendered and accepted for payment.

      Upon the terms and subject to the  conditions  of the Offer and  effective upon acceptance for payment of and payment for the Shares tendered herewith, the undersigned  hereby  sells,  assigns and transfers to, or upon the order of, the
Purchaser all right,  title and interest in and to all the Shares that are being tendered  hereby  (and any and all other  Shares or other  securities  issued or issuable  in respect  thereof on or after  January  6,  2006) and  appoints  the
Depositary  the true and lawful agent and  attorney-in-fact  of the  undersigned with respect to such Shares (and all such other Shares or securities), with full power of substitution  (such power of attorney being deemed to be an irrevocable power coupled with an  interest),  to (i) deliver  certificates  for such Shares
(and all such other Shares or securities),  or transfer ownership of such Shares
(and all such other Shares or securities) on the account books maintained by The
Depository Trust Company (the "Book-Entry Transfer Facility"),  together, in any such case, with all accompanying  evidences of transfer and authenticity,  to or upon the order of the  Purchaser,  (ii)  present such Shares (and all such other
Shares or securities) for transfer on the books of the Company and (iii) receive all benefits and otherwise  exercise all rights of beneficial  ownership of such
Shares (and all such other Shares or  securities),  all in  accordance  with the terms of the Offer.

      The undersigned hereby irrevocably  appoints Mark E. Schwarz and Warren G.
Lichtenstein,  or either of them, the attorneys and proxies of the  undersigned, each with full power of substitution, to exercise all voting and other rights of the undersigned in such manner as each such attorney and proxy or his substitute shall in his sole  discretion  deem  proper,  with  respect to all of the Shares tendered  hereby which have been accepted for payment by the Purchaser  prior to the time of any vote or other  action  (and any and all  other  Shares  or other securities  issued or issuable in respect  thereof on or after January 6, 2006), at any meeting of  stockholders  of the Company  (whether  annual or special and whether or not an adjourned  meeting),  or otherwise.  This proxy is irrevocable and is granted in  consideration  of, and is effective  upon, the acceptance for payment of such  Shares by the  Purchaser  in  accordance  with the terms of the
Offer.  Such  acceptance for payment shall revoke any other proxy granted by the undersigned  at any time with  respect to such Shares (and all such other Shares or securities),  and no subsequent proxies will be given by the undersigned (and if given, will not be deemed to be effective).

      The  undersigned  hereby  represents and warrants that the undersigned has full  power and  authority  to tender,  sell,  assign  and  transfer  the Shares tendered  herein  (and any and all other  Shares or other  securities  issued or issuable in respect  thereof on or after January 6, 2006) and that when the same are accepted for payment by the  Purchaser,  the Purchaser will acquire good and unencumbered title thereto, free and clear of all liens,  restrictions,  charges and  encumbrances and not subject to any adverse claims.  The undersigned  will, upon  request,  execute  and  deliver  any  additional  documents  deemed by the
Depositary  or the  Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby (and all such other Shares or securities).

      All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the  undersigned,  and any obligation of the  undersigned hereunder shall be binding upon the heirs, personal representatives,  successors and assigns of the  undersigned.  Except as stated in the Offer,  this tender is irrevocable.

      The undersigned  understands that tenders of Shares pursuant to any one of the  procedures  described  in  Section  3 of the Offer to  Purchase  and in the
instructions hereto will constitute an agreement between the undersigned and the
Purchaser upon the terms and subject to the conditions of the Offer.

      Unless otherwise  indicated under "Special Payment  Instructions",  please issue the check for the purchase price of any Shares  purchased,  and return any
Shares not tendered or not purchased, in the name(s) of the undersigned (and, in the case of Shares tendered by book-entry transfer,  by credit to the account at the Book-Entry Transfer Facility).  Similarly,  unless otherwise indicated under
"Special Delivery Instructions", please mail the check for the purchase price of any  Shares  purchased  and any  certificates  for Shares  not  tendered  or not purchased (and accompanying documents, as appropriate) to the undersigned at the address  shown  below the  undersigned's  signature(s).  In the event  that both
"Special  Payment   Instructions"  and  "Special   Delivery   Instructions"  are
completed, please issue the check for the purchase price of any Shares purchased and return any Shares not tendered or not  purchased in the name(s) of, and mail said check and any certificates to, the person(s) so indicated.  The undersigned recognizes  that the  Purchaser  has no  obligation,  pursuant  to the  "Special
Payment  Instructions",  to transfer any Shares from the name of the  registered holder(s) thereof if the Purchaser does not accept for payment any of the Shares so tendered.

______________________________________________________     ______________________________________________________

            SPECIAL PAYMENT INSTRUCTIONS                                  SPECIAL DELIVERY INSTRUCTIONS

            (SEE INSTRUCTIONS 6, 7 AND 8)                                 (SEE INSTRUCTIONS 6, 7 AND 8)

                                                                       To be completed ONLY if the check for the
       To be  completed  ONLY if the  check for the                  purchase  price of Shares purchased (less the amount
  purchase  price of Shares purchased (less the amount               of any federal income and backup withholding tax
   of any federal income and backup withholding tax                 required to be withheld) or certificates for Shares not
 required to be withheld) or certificates for Shares not              tendered or not purchased are to be mailed to
   tendered or not purchased are to be issued in the                    someone other than the undersigned or to the
      name of someone other than the undersigned.                    undersigned at an address other than that shown
                                                                          below the undersigned's signature(s).

     Issue  |_|  check       |_| certificates to:                        Mail  |_|  check      |_| certificates to:

     Name___________________________________________                Name___________________________________________
                     (Please Print)                                                 (Please Print)

    Address_________________________________________                Address________________________________________

    ________________________________________________                _______________________________________________

    ________________________________________________                _______________________________________________
                                           (Zip Code)                                                    (Zip Code)

    ________________________________________________
           Taxpayer Identification Number
    ________________________________________________                _______________________________________________

                                                           4

                                    SIGN HERE
                   (PLEASE COMPLETE SUBSTITUTE FORM W-9 BELOW)

_______________________________________________________________________________

_______________________________________________________________________________
                         Signature(s) of Stockholder(s)

Dated____________________________________________________________________, 20__

Name(s)________________________________________________________________________

_______________________________________________________________________________

                                    (Please Print)

Capacity (full title)__________________________________________________________

Address________________________________________________________________________
                                                                    (Zip Code)

Area Code and Telephone Number_________________________________________________

(Must be signed by registered  holder(s)  exactly as name(s)  appear(s) on stock certificate(s) or on a security  position listing or by person(s)  authorized to become registered holder(s) by certificates and documents  transmitted herewith.
If   signature   is   by   a   trustee,   executor,   administrator,   guardian,
attorney-in-fact,  agent,  officer of a corporation  or other person acting in a fiduciary  or  representative  capacity,  please  set forth  full  title and see
Instruction 5.)
                            GUARANTEE OF SIGNATURE(S)
                     (IF REQUIRED; SEE INSTRUCTIONS 1 AND 5)
                     (FOR USE BY ELIGIBLE INSTITUTIONS ONLY.
                    PLACE MEDALLION GUARANTEE IN SPACE BELOW)

Name of Firm___________________________________________________________________

Address________________________________________________________________________
                                                                     (Zip Code)
Authorized Signature___________________________________________________________

Name___________________________________________________________________________
                                (Please Print)

Area Code and Telephone Number_________________________________________________

Dated____________________________________________________________________, 20__

______________________________________________________________________________________________________________________
SUBSTITUTE                    PART I TAXPAYER IDENTIFICATION NO. -- FOR ALL ACCOUNTS      PART II  FOR PAYEES EXEMPT
FORM W-9                      __________________________________________________________           FROM BACKUP
DEPARTMENT OF THE TREASURY    Enter your taxpayer                                                  WITHHOLDING (SEE
INTERNAL REVENUE SERVICE      identification number in the      SOCIAL SECURITY NUMBER             ENCLOSED GUIDELINES)
                              appropriate box. For most
PAYER'S REQUEST FOR           individuals and sole               _______________________
TAXPAYER IDENTIFICATION       proprietors, this is your         |_______________________|
NO.                           social security number. For
                              other entities, it is your                    OR
                              employer identification
                              number. If you do not have a      EMPLOYER IDENTIFICATION NUMBER
                              number, see "How to Obtain a
                              TIN" in the enclosed               _______________________
                              Guidelines.                       |_______________________|

                              Note: If the account is in
                              more than one name, see the
                              chart in the enclosed
                              GUIDELINES to determine what
                              number to enter.
______________________________________________________________________________________________________________________

PART III CERTIFICATION -- Under penalties of perjury, I certify that:

(1) The number shown on this form is my correct taxpayer  identification  number or I am waiting for a number to be issued to me;

(2) I am not subject to backup  withholding  either because (a) I am exempt from backup withholding,  or (b) I have not been notified by the Internal Revenue
    Service  ("IRS")  that I am subject to backup  withholding  as a result of a failure to report all interest or dividends,  or (c) the IRS has notified me that I am no longer subject to backup withholding; and

(3) I am a U.S. person (including a U.S. resident alien).

Certification Instructions -- You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding  because you have failed to report all interest and dividends on your tax return.  For real estate transactions,  item (2) does not apply. For mortgage interest paid,  acquisition or abandonment of secured  property,  cancellation of debt,  contributions to an individual  retirement  arrangement  (IRA),  and generally,  payments other than interest and dividends, you are not required to sign the Certification,  but you must provide your correct TIN.

________________________________________________________________________________

SIGNATURE____________________________________DATE________________________, 20__

________________________________________________________________________________
NOTE:  FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
TAX BEING  WITHHELD ON ANY PAYMENTS  MADE TO YOU  PURSUANT TO THE OFFER.  PLEASE
REVIEW ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER  IDENTIFICATION  NUMBER
ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.
________________________________________________________________________________

                                  INSTRUCTIONS

              FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

      1.  GUARANTEE OF  SIGNATURES.  Except as  otherwise  provided  below,  all signatures  on this  Letter of  Transmittal  must be  guaranteed  by a financial institution  (including most banks,  savings and loan associations and brokerage houses)  that is a member of a  recognized  Medallion  Program  approved  by The
Securities Transfer Association,  Inc., including the Securities Transfer Agents
Medallion Program (STAMP),  the Stock Exchange  Medallion Program (SEMP) and the
New York Stock Exchange,  Inc.  Medallion  Signature  Program (MSP) or any other
"eligible guarantor  institution" (as such term is defined in Rule 17Ad-15 under
the   Securities   Exchange  Act  of  1934,  as  amended)   (each  an  "Eligible
Institution").  Signatures on this Letter of Transmittal  need not be guaranteed
(i) if this Letter of Transmittal  is signed by the registered  holder(s) of the
Shares (which term, for purposes of this document, shall include any participant in the Book-Entry  Transfer  Facility whose name appears on a security  position listing as the owner of Shares)  tendered  herewith and such  holder(s)  has not completed  the box entitled  "Special  Payment  Instructions"  on this Letter of
Transmittal  or (ii) if such Shares are  tendered for the account of an Eligible
Institution. See Instruction 5.

      2.  DELIVERY  OF  LETTER  OF  TRANSMITTAL  AND  SHARES.   This  Letter  of
Transmittal is to be used either if  certificates  are to be forwarded  herewith or, unless an Agent's  Message is utilized,  if delivery of Shares is to be made by book-entry  transfer pursuant to the procedures set forth in Section 3 of the
Offer to  Purchase.  Certificates  for all  physically  delivered  Shares,  or a confirmation  of a  book-entry  transfer  into the  Depositary's  account at the
Book-Entry Transfer Facility of all Shares delivered electronically,  as well as a properly  completed  and duly  executed  Letter of  Transmittal  (or facsimile thereof or, in the case of a book-entry  transfer,  an Agent's  Message) and any other documents required by this Letter of Transmittal,  must be received by the
Depositary at one of its addresses set forth on the front page of this Letter of
Transmittal by the Expiration Date. Stockholders who cannot deliver their Shares and all other required  documents to the Depositary by the Expiration  Date must tender their Shares pursuant to the guaranteed  delivery  procedure set forth in
Section 3 of the Offer to Purchase.  Pursuant to such procedure: (i) such tender must be made by or through an Eligible  Institution,  (ii) a properly  completed and duly  executed  Notice  of  Guaranteed  Delivery  substantially  in the form provided by the Purchaser  must be received by the  Depositary by the Expiration
Date and  (iii) the  certificates  for all  physically  delivered  Shares,  or a confirmation  of a  book-entry  transfer  into the  Depositary's  account at the
Book-Entry Transfer Facility of all Shares delivered electronically,  as well as a properly  completed  and duly  executed  Letter of  Transmittal  (or facsimile thereof or, in the case of a book-entry  delivery,  an Agent's  Message) and any other documents required by this Letter of Transmittal,  must be received by the
Depositary within three business days after the date of execution of such Notice of Guaranteed Delivery, all as provided in Section 3 of the Offer to Purchase.

      THE  METHOD OF  DELIVERY  OF  SHARES  AND ALL  OTHER  REQUIRED  DOCUMENTS,
INCLUDING THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF
THE TENDERING  STOCKHOLDER,  AND DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY
RECEIVED BY THE  DEPOSITARY.  IF  CERTIFICATES  FOR SHARES ARE SENT BY MAIL,  WE
RECOMMEND  REGISTERED MAIL WITH RETURN RECEIPT REQUESTED,  PROPERLY INSURED,  IN
TIME TO BE RECEIVED ON OR PRIOR TO THE EXPIRATION DATE.

      No alternative, conditional or contingent tenders will be accepted, and no fractional Shares will be purchased. By executing this Letter of Transmittal (or facsimile  thereof),  the tendering  stockholder waives any right to receive any notice of the acceptance for payment of the Shares.

      3.  INADEQUATE  SPACE.  If the space provided  herein is  inadequate,  the certificate  numbers  and/or the number of Shares should be listed on a separate schedule attached hereto.

      4.  PARTIAL  TENDERS  (NOT  APPLICABLE  TO  STOCKHOLDERS   WHO  TENDER  BY
BOOK-ENTRY  TRANSFER).   If  fewer  than  all  the  Shares  represented  by  any
certificate  delivered to the Depositary are to be tendered,  fill in the number of  Shares  which  are to be  tendered  in the box  entitled  "Number  of Shares
Tendered".  In such case,  a new  certificate  for the  remainder  of the Shares represented  by the old  certificate  will be issued  and sent to the  person(s)
signing  this  Letter of  Transmittal,  unless  otherwise  provided in the boxes entitled "Special Payment Instructions" or "Special Delivery  Instructions",  as
the case may be, on this  Letter of  Transmittal,  as  promptly  as  practicable following the expiration or termination of the Offer. All Shares  represented by certificates  delivered to the  Depositary  will be deemed to have been tendered unless otherwise indicated.

      5. SIGNATURES ON LETTER OF TRANSMITTAL;  STOCK POWERS AND ENDORSEMENTS. If
this Letter of Transmittal  is signed by the registered  holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the  certificates  without  alteration,  enlargement  or any  change whatsoever.

      If any of the  Shares  tendered  hereby  are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

      If any of the Shares  tendered hereby are registered in different names on different  certificates,  it will be necessary  to complete,  sign and submit as many separate  Letters of  Transmittal as there are different  registrations  of certificates.

      If this Letter of Transmittal is signed by the registered holder(s) of the
Shares tendered hereby, no endorsements of certificates or separate stock powers are required  unless  payment of the purchase price is to be made, or Shares not tendered or not  purchased  are to be returned,  in the name of any person other than the  registered  holder(s).  Signatures on any such  certificates  or stock powers must be guaranteed by an Eligible Institution.

      If this  Letter  of  Transmittal  is  signed  by a person  other  than the registered  holder(s)  of the  Shares  tendered  hereby,  certificates  must  be endorsed or  accompanied  by appropriate  stock powers,  in either case,  signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for such Shares.  Signature(s) on any such  certificates or stock powers must be guaranteed by an Eligible Institution.

      If this Letter of Transmittal or any  certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact,  officer of a corporation  or other person acting in a fiduciary or  representative  capacity, such person should so indicate when signing, and proper evidence satisfactory to the Purchaser of the authority of such person so to act must be submitted.

      6. STOCK TRANSFER  TAXES.  The Purchaser will pay any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order  pursuant to the Offer.  If,  however,  payment of the purchase price is to be made to, or
Shares not  tendered  or not  purchased  are to be  returned in the name of, any person other than the registered holder(s),  or if a transfer tax is imposed for any reason other than the sale or transfer of Shares to the  Purchaser  pursuant to the Offer,  then the amount of any stock transfer  taxes (whether  imposed on the registered holder(s),  such other person or otherwise) will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted herewith.

      7.  SPECIAL  PAYMENT  AND  DELIVERY  INSTRUCTIONS.  If the  check  for the purchase  price of any  Shares  purchased  is to be  issued,  or any  Shares not tendered or not purchased are to be returned, in the name of a person other than the  person(s)  signing  this  Letter  of  Transmittal  or if the  check  or any certificates  for  Shares  not  tendered  or not  purchased  are to be mailed to someone other than the person(s)  signing this Letter of  Transmittal  or to the person(s) signing this Letter of Transmittal at an address other than that shown above, the appropriate boxes on this Letter of Transmittal  should be completed.
Stockholders tendering Shares by book-entry transfer may request that Shares not purchased be credited to such  account at the  Book-Entry  Transfer  Facility as such stockholder may designate under "Special Payment Instructions".  If no such instructions  are given,  any such  Shares not  purchased  will be  returned  by crediting the account at the Book-Entry Transfer Facility designated above.

      8.  SUBSTITUTE  FORM W-9.  Under the U.S.  federal  income  tax laws,  the
Depositary  will be required to withhold 28% of the amount of any payments  made to certain  stockholders  pursuant  to the Offer.  In order to avoid such backup withholding,  each tendering stockholder,  and, if applicable, each other payee, must provide the Depositary with such  stockholder's or payee's correct taxpayer identification  number and certify that such stockholder or payee is not subject to such backup  withholding  by  completing  the  Substitute  Form W-9 set forth above.  In general,  if a stockholder  or payee is an  individual,  the taxpayer identification  number is the social security number of such individual.  If the
Depositary is not provided with the correct taxpayer  identification number, the stockholder  or payee may be subject to a $50  penalty  imposed by the  Internal
Revenue Service.  Certain  stockholders or payees (including,  among others, all corporations  and certain foreign  individuals)  are not subject to these backup withholding and reporting requirements.  In order to satisfy the Depositary that a foreign individual qualifies as an exempt recipient, such stockholder or payee must submit a Form W-8BEN Certificate of Foreign Status to the Depositary.  Such
certificates  can be  obtained  from the  Depositary.  For  further  information concerning  backup  withholding and  instructions  for completing the Substitute

Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute  Form W-9 if Shares are held in more than one name),  consult the enclosed  GUIDELINES FOR  CERTIFICATION OF TAXPAYER
IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9.

      Failure to complete  the  Substitute  Form W-9 will not, by itself,  cause
Shares to be deemed  invalidly  tendered,  but may  require  the  Depositary  to withhold 28% of the amount of any payments  made  pursuant to the Offer.  Backup withholding is not an additional  federal income tax. Rather, the federal income tax liability of a person subject to backup  withholding  will be reduced by the amount of tax withheld.  If  withholding  results in an  overpayment of taxes, a refund may be obtained  provided that the required  information  is furnished to the Internal Revenue Service. FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM
W-9 MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT
TO THE OFFER.  PLEASE  REVIEW  THE  ENCLOSED  GUIDELINES  FOR  CERTIFICATION  OF
TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

      9.   MUTILATED,   LOST,   STOLEN  OR   DESTROYED   CERTIFICATES.   If  the
certificate(s)  representing  Shares to be tendered have been  mutilated,  lost, stolen or destroyed, stockholders should (i) complete this Letter of Transmittal and check the  appropriate  box above and (ii)  contact  Fox & Hound  Restaurant
Group's transfer agent,  Wachovia  Securities,  immediately by calling toll-free
(800) 829-8432.  Fox & Hound Restaurant Group's transfer agent will provide such holder with all necessary forms and  instructions to replace any such mutilated, lost, stolen or destroyed certificates.  The stockholder may be required to give the Purchaser a bond as indemnity  against any claim that may be made against it with respect to the certificate(s) alleged to have been mutilated,  lost, stolen or destroyed.

      10. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.  Requests for assistance or additional copies of the Offer to Purchase and this Letter of Transmittal may be obtained from the  Information  Agent at its address or telephone  number set forth below.

                     THE INFORMATION AGENT FOR THE OFFER IS:

                                [LOGO] MACKENZIE
                                 PARTNERS, INC.
                               105 Madison Avenue
                            New York, New York 10016
                          (212) 929-5500 (call collect)
                                       or
                          CALL TOLL-FREE (800) 322-2885
                       E-MAIL: proxy@mackenziepartners.com

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